Supplement dated March 30, 2009 to the MTB Retail Funds Prospectus and the MTB Institutional Funds

Prospectus, each dated August 31, 2008

The following amends and replaces certain information on pages 118-120 of the Combined Retail Funds Prospectus and pages 105-107 of the Combined Institutional Funds Prospectus under the section titled “Who Manages the Funds?” for MTB Mid Cap Growth Fund and MTB Multi Cap Growth Fund.

Effective March 30, 2009, William F. Dwyer resigned as a Portfolio Manager of MTB Mid Cap Growth Fund and MTB Multi Cap Growth Fund. Upon Mr. Dwyer’s resignation, Mark Schultz, Portfolio Manager of MTB Mid Cap Growth Fund, will continue to manage the day-to-day operations of the MTB Mid Cap Growth Fund and Allen J. Ashcroft, Jr., Mark Schultz and James Thorne, Portfolio Managers of MTB Multi Cap Growth Fund, will continue to jointly manage the day-to-day operations of the MTB Multi Cap Growth Fund. Accordingly, as of March 30, 2009, all references to Mr. Dwyer in the prospectuses are hereby deleted and replaced with the following, as appropriate:

Mark Schultz manages the Mid Cap Growth Fund.

Allen J. Ashcroft, Jr., Mark Schultz and James Thorne jointly manage the Multi Cap Growth Fund.

Supplement dated March 30, 2009 to the Combined Retail/Institutional Funds Statement of Additional

Information (“SAI”) dated August 31, 2008

The following supplements, amends and replaces certain information on page 55-56 of the Combined Retail/ Institutional Statement of Additional Information under the section titled “Portfolio Manager Information” for MTB Mid Cap Growth Fund and MTB Multi Cap Growth Fund:

Effective March 30, 2009, William F. Dwyer resigned as a Portfolio Manager of MTB Mid Cap Growth Fund and MTB Multi Cap Growth Fund. Accordingly, all references to William F. Dwyer in the SAI are hereby deleted.